Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Timothy P. Cawley July 14, 2021
Timothy P. Cawley Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Robert Hoglund July 14, 2021
Robert Hoglund Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Joseph Miller July 14, 2021
Joseph Miller Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John McAvoy July 14, 2021
John McAvoy Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Ellen V. Futter July 14, 2021
Ellen V. Futter Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John F. Killian July 13, 2021
John F. Killian Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Karol V. Mason July 14, 2021
Karol V. Mason Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Dwight A. McBride July 15, 2021
Dwight A. McBride Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ William J. Mulrow July 15, 2021
William J. Mulrow Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Armando J. Olivera July 14, 2021
Armando J. Olivera Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Michael W. Ranger July 13, 2021
Michael W. Ranger Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Linda S. Sanford July 14, 2021
Linda S. Sanford Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Deirdre Stanley July 14, 2021
Deirdre Stanley Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Joseph Miller, Yukari Saegusa and Deneen L. Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/ or officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison or Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($0.10 par value) and debt securities of Con Edison and preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ L. Frederick Sutherland July14, 2021
L. Frederick Sutherland Date